UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08049

Renaissance Capital Greenwich Funds

(Exact name of registrant as specified in charter)

165 Mason Street, Greenwich, CT 06830

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

4020 South 147th Street, Omaha, Nebraska, 68137

(Name and address of agent for service)

Registrant's telephone number, including area code:

203 622-2978

Date of fiscal year end:

9/30

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

THE GLOBAL IPO PLUS

AFTERMARKET FUND

2011 Annual Report

September 30, 2011

Renaissance Capital LLC

The IPO Expert

THE IPO PLUS

AFTERMARKET FUND

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1-888-IPO-FUND

(1-888-476-3863)

IPOs for Everyone

 .

Renaissance Capital—The IPO Expert

Dear Fellow Shareholders:

For the 12 months ended September 30, 2011, the Global IPO Fund’s total return was –12.39% compared with +1.14% for the S&P 500, and –3.53% for the Russell 2000 Index.*

The unfolding global financial crisis produced new worries in mid-summer as Greece and European Community struggled to avoid a Greek default and rumored collapse of key European banks.  These events weighed heavily on equities, particularly newly public companies, whose shares are not widely held by investors.  Our investments in recent high growth initial public offerings such as professional social media network LinkedIn, online radio Pandora, gourmet tea retailer Teavana and online residential real estate information provider Zillow were all hard hit in the global equity market declines.  The Global IPO Fund’s holdings in non-US companies such as Russian internet search engine Yandex, Chinese online video provider Tudou  and Chinese dating web site Jiayuan.com suffered severe declines in market value, despite bright futures and strong financial results.

The last several years have been marked by unprecedented volatility and economic turmoil. History shows that after an IPO draught caused by financial turmoil, the IPO market slowly returns to normal levels of issuance.   We believe that the IPO market is in the early stages of a recovery, both in the US and internationally, which was interrupted in mid-2011, but is now returning.

Thank you for being a Global IPO Fund shareholder.

Sincerely,

Renaissance Capital L.L.C.

Adviser to the Global IPO Plus Aftermarket Fund

November  21, 2011

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common stocks. The Russell 2000 Index is an unmanaged index that measures the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

IPO+

	Year Ended	Five Years Ended	Ten Years Ended
	September 30, 2011	September 30, 2011	September 30, 2011
IPO Plus Aftermarket Fund	-12.39%	-3.57%	1.65%
Russell 2000 Index	-3.53%	-1.02%	6.12%
Nasdaq OTC Composite	1.97%	1.35%	4.89%
S&P 500 Index	1.14%	-1.18%	3.11%

* The line chart above represents the changes in value of a hypothetical $10,000 investment made in the IPO Plus Aftermarket Fund on 9/30/2001.  Returns include the reinvestment of all Fund distributions.  The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost.  Past performance is not predictive of future performance.  This chart is for illustrative purposes only and may not represent your returns.

IPO Plus Fund's Best Quarter	06/03	24.04%
IPO Plus Fund's Worst Quarter	09/11	-25.81%

IPO+
HOLDINGS BY INDUSTRY
September 30, 2011
	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets

Professional Services	10.4%	Sortware & Services	3.1%
Internet Software & Services	9.2%	Chemicals	2.9%
Semiconductors & Semiconductor	9.0%	REITs	2.8%
Retailing	7.2%	Automobiles	2.5%
Materials	6.9%	Diversified Financials	2.4%
Food Beverage & Tobacco	6.4%	Capital Markets	2.4%
Healthcare Equipment & Service	5.3%	Metals & Mining	2.0%
Hotels Restaurants & Leisure	5.2%	Biotechnology	1.0%
Multiline Retail	4.7%	Airlines	0.8%
Electrical Equipment	3.6%	Internet & Catalog Retail	0.8%
Household Durables	3.3%	Road & Rail	0.7%
Media	3.3%	Food & Staples Retailing	0.4%
		Other/Cash & Equivalents	3.7%
		Total	100.0%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2011 and the related statement of operations for the year the ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The IPO Plus Aftermarket Fund as of September 30, 2011, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 28, 2011

IPO+
PORTFOLIO OF INVESTMENTS
September 30, 2011
	Shares	Value
COMMON STOCK - 96.3%
AIRLINES - 0.8%
Spirit Airlines *	5,000	$ 62,500

AUTOMOBILES - 2.5%
General Motors Co. *	10,000	201,800

BITOTECHNOLOGY - 1.0%
Aveo Pharmaceuticals, Inc. *	2,000	30,780
Ironwood Pharmaceuticals, Inc. *	5,000	54,000
		84,780
CAPITAL MARKETS - 2.4%
Financial Engines, Inc. *	3,000	54,330
FXCM, Inc	10,000	140,200
		194,530
CHEMICALS - 2.9%
CVR Partners, LP	10,000	235,300

DIVERSIFIED FINANCIALS - 2.4%
CBOE Holdings, Inc.	8,000	195,760

ELECTRICAL EQUIPMENT - 3.6%
Sensata Technologies Holding *	11,100	293,706

FOOD BEVERAGE & TOBACCO - 6.4%
B&G Foods Holdings Corp.	12,500	208,500
Mead Johnson Nutrition	4,500	309,735
		518,235
FOOD & STAPLES RETAILING - 0.4%
Chefs Warehouse Holdings *	3,000	35,280

HEALTH CARE EQUIPMENT & SERVICE - 5.3%
Accretive Health, Inc. *	9,100	193,193
HCA Holdings, Inc. *	2,500	50,400
Tornier NV *	9,000	184,410
		428,003
HOTELS RESTAURANTS & LEISURE - 5.2%
Arcos Dorados Holdings, Inc	14,500	336,255
Dunkin' Brands Group, Inc *	3,000	83,100
		419,355
HOUSEHOLD DURABLES - 3.3%
SodaStream International, Ltd. *	8,000	264,400

INTERNET & CATALOG RETAIL - 0.8%
HomeAway, Inc. *	2,000	67,240

See Notes to Financial Statements

IPO+
PORTFOLIO OF INVESTMENTS
September 30, 2011 (Continued)
	Shares	Value
MATERIALS - 6.9%
Chesapeake Midstream Partners	5,000	$ 134,200
Cobalt International, Inc *	12,500	96,375
Kinder Morgan, Inc.	7,000	181,230
Oasis Petroleum, Inc. *	6,000	133,980
Oiltanking Partners LP *	500	11,945
		557,730
INTERNET SOFTWARE & SERVICES - 9.2%
Booz Allen Hamilton Holding Corp.*	3,000	44,610
Carbonite, Inc. *	500	6,020
Jiayuan.com International LTD *	5,000	40,000
Linkedin Corp. *	4,000	312,320
Tudo Holdings, Ltd. *	1,000	13,650
Yandex NV *	4,000	81,640
Youku.com, Inc *	2,500	40,900
Zillow, Inc. *	7,500	205,125
		744,265
MEDIA - 3.3%
Pandora Media, Inc. *	18,500	271,025

METALS & MINING - 2.0%
Molycorp, Inc. *	5,000	164,350

MULTILINE RETAIL - 4.7%
Dollar General Corp. *	10,000	377,600

PROFESSIONAL SERVICES - 10.4%
Nielsen Holdings N.V. *	11,000	286,880
RPX Corp. *	10,000	207,100
Verisk Analytics, Inc. *	10,000	347,700
		841,680
RETAILING - 7.2%
Express, Inc.	2,500	50,725
Francescas Holdings Corp *	2,000	42,420
GNC Acquisition Holdings, Inc. *	12,000	241,440
Teavana Holdings, Inc. *	5,000	101,700
Vitamin Shoppe, Inc. *	4,000	149,760
		586,045
SEMICONDUCTORS & SEMICONDUCTOR - 9.0%
Avago Technologies Ltd.	15,900	521,043
NXP Semiconductors NV *	15,000	211,800
		732,843
SOFTWARE & SERVICES - 3.1%
Fortinet, Inc. *	15,000	252,000

See Notes to Financial Statements

IPO+
PORTFOLIO OF INVESTMENTS
September 30, 2011 (Continued)
	Shares	Value
REITs - 2.8%
Piedmont Office Realty Trust	14,000	$ 226,380

ROAD & RAIL- 0.7%
Rail America, Inc. *	1,500	19,545
Swift Transportation Co. *	6,000	38,640
		58,185

TOTAL COMMON STOCK ( Cost - $8,168,962)		7,812,992

SHORT-TERM INVESTMENTS - 1.6%
MONEY MARKET FUND - 1.6%
Dreyfus Institutional Reserves Money Fund	63,952	63,952
Milestone Treasury Obligations Portfolio	63,952	63,952
TOTAL SHORT-TERM INVESTMENTS ( Cost - $127,904)		127,904

TOTAL INVESTMENTS - 97.9% ( Cost - $8,296,866) (a)		$ 7,940,896
OTHER ASSETS LESS LIABILITIES - 2.1%		170,925
NET ASSETS - 100.0%		$ 8,111,821

*	Non-income producing security.

(a) Represents cost for financial reporting purposes. The cost for federal tax purposes is $8,614,990 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 513,152
		Unrealized depreciation:	(1,187,246)
		Net unrealized depreciation:	$ (674,094)
ADR - American Depository Receipt
REIT - Real Estate Investment Trust.

See Notes to Financial Statements

IPO+

STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2011

Assets
Investment securities
At cost	$ 8,296,866
At value	$ 7,940,896
Receivable for Investments Sold	330,460
Dividends and Interest Receivable	4,661
Due From Advisor	2,745
Prepaid Expenses and Other Assets	18,560
Total Assets	8,297,322

Liabilities
Payable for Investments Purchased	115,231
Payable for Fund Shares Redeemed	30,031
Payable for Distribution Fees	3,857
Payable for Shareholder Service Fees	1,837
Accrued Expenses and Other Liabilities	34,545
Total Liabilities	185,501

Net Assets	$ 8,111,821

Net Assets Consist of:
Paid-in-Capital	$ 12,438,996
Undistributed Net Investment Income	13,833
Accumulated Net Realized Loss on Investments	(3,985,038)
Net Unrealized Depreciation on Investments	(355,970)

$ 8,111,821

Net Asset Value, Offering and Redemption Price Per Share*
($8,111,821/825,416 shares of beneficial interest,
without par value, unlimited number of shares authorized)	$ 9.83

*The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements

IPO+

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2011

Investment Income
Dividends (net of foreign tax withheld of $125)	$ 67,047
Interest	14
Total Investment Income	67,061

Expenses
Investment Adviser	160,101
Administration Fees	58,204
Transfer Agent Fees and Expenses	41,822
Professional Fees	35,522
Distribution Fees	26,683
Shareholder Service Fees	26,683
Federal and State Registration	22,086
Shareholder Reports	21,348
Trustees' Fees	11,972
Custody Fees	8,407
Insurance	663
Other Expenses	3,522
Total Expenses	417,013
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(150,298)
Net Expenses	266,715
Net Investment Loss	(199,654)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	1,133,434
Net Change in Unrealized Appreciation (Depreciation)
During the year on Investments	(2,106,324)
Net Realized and Unrealized Gain (Loss) on Investments	(972,890)
Net Decrease in Net Assets Resulting from Operations	$ (1,172,544)

See Notes to Financial Statements

IPO+

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30	September 30
	2011	2010
Increase in Net Assets
from Operations
Net Investment (Loss)	$ (199,654)	$ (190,913)
Net Realized Gain on Investments	1,133,434	505,443
Net Change in Unrealized Appreciation
(Depreciation) of Investments	(2,106,324)	(189,170)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,172,544)	125,360

Fund Share Transactions
Proceeds from Shares Sold	1,801,970	783,344
Cost of Shares Redeemed	(2,161,784)	(1,360,006)
Redemption Fee Proceeds	6,692	2,010
Net Increase (Decrease) in Net Assets
from Fund Share Transactions	(353,122)	(574,652)

Total Increase (Decrease) in Net Assets	(1,525,666)	(449,292)

Net Assets
Beginning of Year	9,637,487	10,086,779
End of Year *	$ 8,111,821	$ 9,637,487
* Includes Undistributed Net Investment Income of	$ 13,833	$ 5,414

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	139,546	69,065
Number of Shares Redeemed	(173,030)	(120,729)
Net Increase (Decrease) in Fund Shares	(33,484)	(51,664)

See Notes to Financial Statements

IPO+

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2011		2010		2009		2008	2007
Net Asset Value,
Beginning of Year	$ 11.22		$ 11.08		$ 11.14		$ 15.06	$ 11.79
Income (Loss) From
Investment Operations
Net Investment Loss	(0.23)	**	(0.22)		(0.15)		(0.12)	(0.18)
Net Realized and
Unrealized Gain (Loss)	(1.17)		0.36		0.09		(3.81)	3.43
Total from Investment
Operations	(1.40)		0.14		(0.06)		(3.93)	3.25
Paid-in-Capital From
Redemption Fees	0.01	*	0.00	*	0.00	*	0.01	0.02
Net Asset Value,
End of Year	$ 9.83		$ 11.22		$ 11.08		$ 11.14	$ 15.06
Total Return (1)	(12.39) %		1.26%		(0.54) %		(26.03)%	27.74%
Ratios and
Supplemental Data
Net Assets,
End of Year (000s)	$ 8,112		$ 9,637		$ 10,087		$ 11,073	$ 18,095
Ratio of Net Expenses
to Average Net Assets (2)	2.50%		2.47%		2.50%		2.50%	2.50%
Ratio of Net Expenses
to Average Net Assets
including dividends on
short sales (2)	2.50%		2.47%		2.50%		2.50%	2.51%
Ratio of Net Investment Income
(Loss) to Average Net Assets (2)	(1.87)%		(1.93)%		(1.52)%		(0.83)%	(1.19)%
Ratio of Expense
to Average Net Assets,
excluding waivers (2)	3.91%		4.10%		4.35%		3.47%	3.07%
Ratio of Net Investment Income
(Loss) to Average Net Assets,
excluding waivers (2)	(3.28)%		(3.56)%		(3.37)%		(1.79)%	(1.76)%
Portfolio Turnover Rate	250.10%		328.40%		227.91%		429.90%	231.80%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(2)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.

*	Per share amount represents less than $0.01 per share.
**	Calculated using average shares method

See Notes to Financial Statements

Notes to Financial Statements

…

For the Year Ended September 30, 2011

The Global IPO Plus Aftermarket Fund (“IPO+ Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds”), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the IPO+ Fund.

The investment objective of the IPO+ Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Short-term investments are carried at amortized cost, which approximates value. Investments in open-end investment companies are valued at net asset value.  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund’s Board of Trustees (the “Board”), are valued at fair value using good faith estimates as determined in accordance with the Trust’s “Procedures for Valuing Illiquid Securities and Securities for Which Market Quotations are Not Readily Available or May be Unreliable.”  There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the Board, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable.  As of September 30, 2011, the Fund did not hold any securities for which market quotations were not readily available.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices

Notes to Financial Statements

…

For the Year Ended September 30, 2011 (Continued)

for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	7,812,992	-	-	7,812,992
Money Market Funds	127,904	-	-	127,904
Total	7,940,896	-	-	7,940,896

The Fund did not hold any Level 3 securities during the period.

There were no transfers in to or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to record transfers in to or out Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

2. FEDERAL INCOME TAXES: It is the IPO+ Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of its taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of (2008 – 2010) or expected to be taken in the Fund’s 2011 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

Notes to Financial Statements

…

For the Year Ended September 30, 2011 (Continued)

As of September 30, 2011, the IPO+ Fund had a federal income tax capital loss carry forward of $3,653,081.  Federal capital loss carry forwards expire as follows: $3,253,718 expiring in 2017 and $399,363 expiring in 2018.  To the extent future capital gains are offset by capital loss carry forwards, such gains will not be distributed.  Capital loss carry forwards of $992,943 expired on September 30, 2011.

As of September 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and real estate investment trust and partnership adjustments.

3. DISTRIBUTIONS TO SHAREHOLDERS: The IPO+ Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Permanent book and tax differences primarily attributable to net operating losses and expiration of capital loss carry forwards, resulted in reclassification for the fiscal year ended September 30, 2011 as follows:  a decrease in paid-in-capital of $1,239,405; a decrease in undistributed net investment losses of $208,073; and a decrease in accumulated net realized losses on investments of $1,031,332.

4. OTHER: Security transactions are accounted for on a trade date basis.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

Notes to Financial Statements

…

For the Year Ended September 30, 2011 (Continued)

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, LLC (“the Adviser”), a registered investment adviser, the IPO+ Fund agrees to pay Renaissance Capital, LLC an annual fee equal to 1.50% of the average daily net assets of the IPO+ Fund, payable monthly. For the year ended September 30, 2011, the Adviser earned advisory fees of $160,101.  Additionally, the Adviser has voluntarily agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the IPO+ Fund in order to limit Total Fund Operating Expenses 2.50%.  During the year ended September 30, 2011, the Adviser deferred fees and reimbursed expenses of $150,298.

These deferrals are subject to later recapture by Renaissance Capital for a period of three years.  Total deferrals subject to recapture by Renaissance Capital are $480,055. These deferrals and reimbursements will expire as follows: $168,809 expiring in 2012 and $160,948 expiring in 2013 and $150,298 expiring in 2014

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the IPO+ Fund, subject to the over-all authority of the Board.  For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the IPO+ Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The IPO+ Fund has adopted a Distribution and Shareholder Servicing Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the IPO+ Fund, as determined from time to time by the Board, to pay  an annual fee on the IPO+ Fund’s average daily net assets for distribution and shareholder servicing.  Effective November 18, 2011, the Board reduced the annual fee under the Plan to a maximum of 0.25% of its average daily net assets.

The total annual fee for distribution and shareholding servicing of the IPO+ Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the IPO+ Fund by customers of broker-dealers or distributors or by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the IPO+ Fund charges a 2% fee on such redemptions of shares held less than 90 days.  Such fees amounted to $6,692 for the year ended September 30, 2011.

E. TRUSTEES' FEES: Independent Trustees’ fees are $6,000 per year per Trustee.

F. PURCHASES AND SALES: For the year ended September 30, 2011, the IPO+ Fund made purchases with a cost of $26,200,101 and sales with proceeds of $26,953,674 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. RECENT ACCOUNTING PRONOUNCEMENTS: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than as a net number as currently required.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

Notes to Financial Statements

…

For the Year Ended September 30, 2011 (Continued)

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the September 30, 2012 annual report

H. SUBSEQUENT EVENTS:  The IPO+ Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events

OBTAINING ADDITIONAL INFORMATION (Unaudited)

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

Supplemental Information

…

September 30, 2011 (Unaudited)

Cost of Investing

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2011 through September 30, 2011

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (4/1/11)	Ending Account Value (9/30/11)	Expenses Paid During Period* (4/1/11-9/30/11)
Actual	$1,000.00	$ 743.60	$10.92
Hypothetical (5% return before expenses)	1,000.00	1,012.54	12.61

* Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the days in the reporting period).

Renewal of Investment Advisory Agreement

At an in-person meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on November 18, 2011, the Board, including the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Adviser and Renaissance Capital Greenwich Funds on behalf of The IPO+ Fund

The Independent Trustees were provided with a memorandum from independent counsel (“Fund Counsel”) describing their responsibilities in acting in the best interests of the IPO+ Fund’s shareholders when considering the continuance of the Advisory Agreement and certain material factors for their consideration.  Fund Counsel advised the Independent Trustees to examine information provided to them, including a report comparing advisory fees paid by a universe of similar, no-load equity funds, and to consider the advisory fee information in light

Supplemental Information (Continued)

…

September 30, 2011 (Unaudited)

of the Fund’s performance history.  The Independent Trustees also met with Fund Counsel in executive session to discuss the information provided by the Adviser including, that information provided by the Adviser in advance of the Meeting.  During that meeting, the Board members discussed the unique nature of the initial public offering (“IPO”) market and how the Adviser is singular in its focus on it.

The Independent Trustees, considered the following material factors during their deliberations, which upon due consideration ultimately led to their support for continuing the Advisory Agreement for another year:  (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of the IPO+ Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the IPO+ Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors.

Nature, Extent and Quality of Services Provided by the Adviser: During the regular Meeting, the Adviser provided the Board with a document describing the financial condition, professional personnel, portfolio management and research services, performance, brokerage practices, fees and other benefits the Adviser provides to the IPO+ Fund.  The Adviser stated that it believes that it is unique in providing research on IPOs, an area that Wall Street brokerage firms are precluded from researching for a period of time and for which there is often little knowledge.  This proprietary research on global IPOs is the basis for investment decisions for the IPO+ Fund.  The Adviser also has a number of proprietary IPO indices, both domestic and global.  The Adviser detailed its investment process and methodology.  For these reasons, the Adviser believes it performs services that could not be performed by other advisers.

The Adviser discussed the sources of information that it relies upon in addition to its own research, including third-party services, roadshow attendance and investment conferences.  The Adviser noted that it encourages and financially supports its research analysts to pursue the Chartered Financial Analyst program, stating that one analyst had recently passed Level III and that others were at various stages in the program. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser.

The Board reviewed and discussed the services that the Adviser provides to the IPO+ Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the IPO+ Fund’s investments in accordance with the stated investment objective and policies of the IPO+ Fund.  The Board considered and discussed, among other things, the Adviser’s notable expertise in investing in initial public offerings, the IPO+ Fund’s performance, market conditions and the Adviser’s investment process.  The Board also noted the Adviser’s commitment to maintaining a sound compliance program and efforts in promoting the IPO+ Fund and increasing assets.

Investment Performance of the Fund and the Adviser:  The Board considered the IPO+ Fund’s performance on an absolute basis and compared to a benchmark index and other similar mutual funds for various trailing periods.  The Board concluded that it was satisfied with the investment performance of the IPO+ Fund under the Adviser’s management. Members of the Board noted that the Adviser’s IPO indices are of great value in benchmarking the performance of the IPO+ Fund and contributing to its comprehensive knowledge of the global IPO market.

Costs of Advisory Services and Profitability: In concluding that the advisory fee payable by the IPO+ Fund was reasonable, the Board reviewed the advisory fee paid by the IPO+ Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services and noted that the advisory fee charged by the Adviser was comparable to that of

Supplemental Information (Continued)

…

September 30, 2011 (Unaudited)

other investment advisers. The Adviser presented a study of investment advisory fees based on other analogous mutual funds that pursue investment strategies requiring proprietary research.

The Board considered the level of profitability of the Adviser from its relationship with the IPO+ Fund, noting the Adviser’s contractual agreement to waive its advisory fee to control the IPO+ Fund’s expense ratio demonstrates its commitment to the IPO+ Fund and its Shareholders.

Economies of Scale: The Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Benefits to Investors:  Because the IPO+ Fund had not realized economies of scale, benefits to investors were not considered.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to continue the Advisory Agreement for another year.

Trustees and Officers*

Name

Principal

Other

Address

Position(s)

Length of

Occupation(s)

Directorships

Date of Birth

Held with Fund (a)

Service (b)

During Past 5 Years

Held

Independent Trustees

Warren K. Greene

Independent Trustee

Independent Trustee

President - American Investors

EII Realty

American Investors Fund LLC

since December 1997

Fund, LLC (July 2006 – Present),

Securities Trust

40 Hoyt Street

Senior Vice President and

Stamford, CT 06905

Investment Manager - North Coast

Age: 74

                                                          Asset Management LLC*

                                                                                               (January 1995 – June 2006)

Gerald W. Puschel

Independent Trustee

Trustee since

President and

F. Schumacher & Co.

F. Schumacher & Co.

December 1997

Chief Executive Officer

79 Madison Ave.

F. Schumacher & Co.

New York, NY  10016

Age: 69

Interested Trustee and Officers

Kathleen Shelton Smith **

Interested Trustee,

Since

Chairperson, Chief Compliance Officer,

None

165 Mason Street

Chairperson, Vice

December 1997

Vice President, Treasurer and Secretary

-

Greenwich, CT  06830

President, Treasurer

Renaissance Capital LLC, Renaissance

Age: 57

                                                and Chief Compliance

Capital, Investments, Inc.. Renaissance

Officer

Capital International, LLC

William K. Smith ***

President

Since

President, Chief Executive Officer and

None

165 Mason Street

December 1997

Director -  Renaissance Capital LLC,

Greenwich, CT  06830

Renaissance Capital, Investments, Inc.,

Age: 60

                                                               Renaissance Capital International, LLC

Linda R. Killian

Chief Investment

Since

Vice President and Director -

None

165 Mason Street

Officer, Vice President,

December 1997

Renaissance Capital LLC

Greenwich, CT  06830

Secretary

Renaissance Capital, Investments, Inc.,

Age: 61

Renaissance Capital International, LLC

(a) There is currently only one (1) portfolio in the complex and it is overseen by all Trustees

(b) The term of service for each trustee is indefinite until a successor is elected.

* Formerly known as “Trendlogic, LLC”

** Ms. Smith is an “interested person” under the 1940 Act.  Ms. Smith is the wife of William K. Smith.

*** Mr. Smith is the husband of Kathleen Shelton Smith.

The IPO+ Fund's Statement of Additional Information (SAI) includes information about the Fund's trustees and officers.

The SAI is available, without charge, upon request by calling toll-free 1-888-476-3863.

PRIVACY NOTICE

Rev. 01/2011

FACTS	WHAT DOES RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 203-622-2978 or go to www.renaissancecapital.com

What we do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include: Renaissance Capital LLC and Renaissance Capital Investments, Inc.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Renaissance Capital doesn’t jointly market.
List of entities providing this notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Global IPO Plus Aftermarket Fund Renaissance Capital Investments, Inc.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Warren Greene is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

             FY 09/30/11

$14,000

N/A

FY 09/30/10

$14,000

N/A

FY 09/30/09

$14,000

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 09/30/11

$0

N/A

FYE 09/30/10

$0

N/A

FYE 09/30/09

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 09/30/11

$2,500

N/A

FYE 09/30/10

$2,500

N/A

FYE 09/30/09

$2,500

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 09/30/11

$0

N/A

FYE 09/30/10

$0

N/A

FYE 09/30/09

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

0.00%

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 09/30/2011

$2,500

N/A

FYE 09/30/2010

$2,500

N/A

FYE 09/30/2009

$2,500

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Renaissance Capital Greenwich Funds

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/09/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/09/11

By (Signature and Title)

*

/s/

Kathleen S. Smith

Kathleen S. Smith, Chairman of the Board, Treasurer

Date

12/09/11

* Print the name and title of each signing officer under his or her signature.